SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/X/  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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                (Name of Registrant as Specified in Its Charter)
                 THE SANTA BARABARA GROUP OF MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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     (3)  Filing party:

     ---------------------------------------------------------------------------

     (4)  Date filed:

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

                              --PRELIMINARY COPY--

                                 IMPORTANT NEWS
          FOR THE SANTA BARBARA GROUP OF MUTUL FUNDS, INC. SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. SBG Capital Management Company, Inc.(SBG) -- NOT YOUR FUND -- has agreed to a change of control wherein Mr. Stephen Y. Ascher, presently a 50% shareholder of SBG, will sell all of his stock in SBG to Mr. John P. Odell. The stock sale will result in a change of control in SBG. In order for SBG to serve as investment manager of your fund after the stock sale, it is necessary for your fund to approve a new investment management agreement with SBG under its new control persons. The following pages elaborate on Mr. Odell and the proposed new investment management agreement for SBG. A vote is also being sought on revised Rule 12b-1 plans*, the election of Directors to the Board of Directors, the approval of a new distribution agreement, and approval of a new sub-advisory agreement.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940 requires a vote of the shareholders of a fund whenever there is a change in control of an investment manager. Mr. Ascher's sale of his interest to Mr. Odell is such a change of control and therefore requires fund shareholder approval of a new investment management agreement with the investment advisor.

Q.   WHY AM I BEING ASKED TO VOTE ON PROPOSED NEW 12B-1 DISTRIBUTION PLANS?

A. The Investment Company Act of 1940 requires a vote of the shareholders of a fund whenever there is a material amendment to, or an assignment of, a 12b-1 Plan. On or about July 15, 1998, Ascher/Decision Services, Inc., the principal underwriter of the Fund and a party to the current 12b-1 Plans, resigned as principal underwriter. The Board of Directors of the Fund, after full deliberations and a vote of the Board as a whole and of the independent directors, voting separately, chose Declaration Distributor, Inc. to become the Fund's new principal underwriter. After full consideration, the Board has decided to continue the 12b-1 Plans with the new underwriter, which requires new plans and shareholder approval.

Q.   WHY AM I BEING ASKED TO VOTE ON A NEW DISTRIBUTION AGREEMENT?

A. On or about July 15, 1998, Ascher/Decision Services, Inc., the principal underwriter of the Fund and the distributor of the Fund's shares, resigned as principal underwriter. After careful consideration, the Board of Directors of the Fund chose Declaration Distributors, Inc. to become the Fund's new principal underwriter, and entered into an agreement with Declaration on or about August 1, 1998. Subsequently, the board analyzed the manner in which the Fund was paying for its services, and decided to alter its contractual relationships to make them more efficient and to place a cap on the overall normal operating expenses of the Fund. Accordingly, as part of that restructuring, the distribution agreement with Declaration is being amended, and the amended agreement is being submitted to the shareholders for their approval .

Q.   HOW WILL THE SBG CHANGE AFFECT ME AS A FUND SHAREHOLDER?

A. Your fund and your fund investment advisor will not change. You will still own the same shares in the same fund. The terms of the new investment management agreement are more advantageous to you than the current agreement. If the new investment management agreement and Rule 12b-1 plans are approved, your fund shares will not change, the advisory fees charged to your fund will decrease, and the fee rate payable under your fund's 12b-1 plan will stay the same. SBG has committed to continue to provide all resources necessary to provide your fund with top quality investment management and shareholder services.

Q.   WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES BE THE SAME?

A. The investment advisory fees paid by your fund will decrease. The 12b-1 fees paid by your fund will stay the same.

Q.   WHY AM I BEING ASKED TO VOTE FOR A NEW SUB-ADVISORY AGREEMENT?

A. The current Sub-advisory agreement is between SBG and Robert Bender & Associates, Inc. With the change in control of SBG and the termination of the current investment advisory agreement, it will be necessary for SBG to enter into a new sub-advisory agreement with Robert Bender & Associates, to continue to allow them to provide investment services to the fund. After careful consideration, the Board has decided that Robert Bender & Associates has provided competent investment services to the fund and is therefore seeking shareholder approval of a new sub-advisory agreement.

Q.   WHY AM I BEING ASKED TO VOTE FOR DIRECTORS?

A. The Investment Company Act of 1940 requires that a majority of a fund's board of directors be elected by the shareholders of that fund. Due to the change of control in SBG and the pending resignations of Mr. Ascher and others from the board, new directors must be elected by the shareholders. The present board earlier formed a nominating committee composed of the independent directors of the fund to nominate and recommend new board members to you. The list of nominated board members appears on the sample ballot described below.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the board members of your fund, including the independent members, recommend that you vote "For" all the items on the enclosed ballot.

Q.   WHO  IS  PAYING  THE  COST  OF  THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
     SOLICITATION?

A. SBG Capital Management Company, Inc. -- not your fund -- is paying all costs of the fund's shareholder meeting and proxy solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 1-626-844-1446

--------------------------------------------------------------------------------
* Rule 12b-1 of the Investment Company Act of 1940 sets forth the terms under which an investment company (mutual fund) may use fund assets to pay for the distribution of fund shares. Declaration Distributors, Inc., the principal underwriter and distributor for each fund, distributes each fund's shares according to a Rule 12b-1 plan.

                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matters described above and hereafter in these proxy materials.

1.   Elect the following persons as Directors.

         (1) Steven W. Arnold, (2) Robert L. Bender, (3) John P. Odell,
        (4) John W. Svendsen, (5) William H. Phelps, (6) Harvey A. Marsh,
                      (7) Wayne Turkheimer, (8) Glory Burns

For All                          For All Except                     Withhold All
/ /                              / /                                / /


--------------------------------------------------------------------------------
To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

2. Approve or disapprove a new investment management agreement with SBG Capital Management Company, Inc. on new terms which result in a decrease in fees to the fund.

For                              Against                                 Abstain
/ /                              / /                                     / /

3.A For Class A Shareholders Only. Approve or disapprove a new Rule 12b-1 distribution plan on the same terms as the current plan.

For                              Against                                 Abstain
/ /                              / /                                     / /


3.Y For Class Y Shareholders Only. Approve or disapprove a new Rule 12b-1 distribution plan on the same terms as the current plan.

For                              Against                                 Abstain
/ /                              / /                                     / /


3.C For Class C Shareholders Only. Approve or disapprove a new Rule 12b-1 distribution plan on the same terms as the current plan.

For                              Against                                 Abstain
/ /                              / /                                     / /


4. Approve or disapprove a new distribution agreement with Declaration Distributors, Inc. on the same terms as the current agreement.

For                              Against                                 Abstain
/ /                              / /                                     / /

5. Approve or disapprove a new sub-advisory agreement with Robert Bender & Associates, Inc. on new terms which result in a decrease in fees to the fund.

For                              Against                                 Abstain
/ /                              / /                                     / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                            Date

X
--------------------------------------------------------------------------------
Signature                                                            Date


PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On Item 1 (election of Directors), mark -- For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the number(s) relating to the individual(s) for which you wish to withhold authority. On all other Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

--------------------------------------------------------------------------------
The Santa Barbara Group Of Mutual Funds, Inc.
107 South Fair Oaks Blvd., Suite 315
Pasadena, CA  91105

TELEPHONE 1-626-844-1446
                                                                 August 31, 1998
Dear Shareholder:

     As you read in the Questions and Answers (Q & A) on page 1, Mr. Stephen Y. Ascher, a 50% shareholder of SBG Capital Management Company, Inc., has agreed to sell all of his shares to Mr. John P. Odell. This sale will result in a change of control in SBG Capital Management Company, Inc.. (More information about Mr. Odell can be found inside the proxy statement.)

     We're sending this proxy statement to you because your vote is important to the planned stock sale. Because of the change of control, it is necessary for your fund to approve a new investment management agreement and the adoption of new Rule 12b-1 Plans.

     As you  review  these  materials,  please  keep in mind  that  SBG  Capital
Management Company, Inc. -- NOT YOUR FUND -- is being affected by the stock sale. If the new investment management agreement and Rule 12b-1 Plans are approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEES CHARGED TO YOUR FUND WILL DECREASE, AND THE FEE RATE PAYABLE UNDER YOUR FUND'S RULE 12B-1 PLAN WILL STAY THE SAME. If you approve the new investment management agreement and Rule 12b-1 Plans, you should continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

     Your Fund Board has approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

Sincerely,

Steven W. Arnold
President

--------------------------------------------------------------------------------
                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
                      107 South Fair Oaks Blvd., Suite 315
                   Pasadena, CA 91105TELEPHONE 1-626-844-1446
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                     SEPTEMBER 30, 1998 AND PROXY STATEMENT
                                 August 31, 1998

To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following series of the Santa Barbara Group of Mutual Funds, Inc (the "Company"):

THE BENDER GROWTH FUND  ("BENDER" OR THE "FUND")**

The meeting will be held at 107 South Fair Oaks, Blvd., Suite 315, Pasadena, CA 91105, on Wednesday, September 30, 1998 at 10:00 a.m., Pacific time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

     1.   To elect eight (8) Directors to the Board of Directors.

     2. To approve or disapprove a new investment management agreement with SBG Capital Management Company, Inc. on different terms than the current agreement.

     3. To approve or disapprove new Rule 12b-1 distribution plans with Declaration Distributors, Inc. or its successor ("DDI") on the same terms as the current plans.

     4. To approve or disapprove a new distribution agreement with Declaration Distributors, Inc. on the same terms as the current plan

     5. To approve or disapprove a new sub-advisory agreement with Robert Bender & Associates, Inc. on different terms than the current agreement.

The Board of Directors of SBGMF has selected the close of business on August 31, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

** The Starbuck/Tisdale Growth and Income Fund ("Starbuck") is also a series of the Santa Barbara Group of Mutual Funds, Inc. However, as of July 31, 1998, Starbuck had no assets and no shareholders of record, and SBGMF is not presently offering shares of Starbuck to the public. Accordingly, Starbuck is not included in this Proxy and will not be mentioned or included in any discussions or statements of information contained herein..
--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors (the "Board") of the Company for voting at the joint special meeting of shareholders of the Company to be held on Wednesday, September 30, 1998, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about August 31, 1998.

THE SERIES FUNDS. The Santa Barbara Group of Mutual Funds, Inc.("SBGMF" or "Company") is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

     The series of SBGMF are:

The Bender Growth Fund ("Bender" or the "Fund")
The Starbuck/Tisdale Growth and Income Fund  ("Starbuck")**

** As of July 31, 1998, Starbuck had no assets and no shareholders of record, and SBGMF is not presently offering shares of Starbuck to the public. Accordingly, Starbuck is not included in this Proxy.

The Fund presently is divided into three classes of shares; Class A Shares, Class Y Shares, and Class C Shares. Shares of each Class represent a proportionate interest in that Class.

The shareholders of the Fund are being asked to vote on five items. On Item 1 (election of Directors), Item 2 (approval of new investment management agreement), Item 4 (approval of a new distribution agreement) and Item 5 (approval of a new sub-advisory agreement), shareholders will vote in the aggregate and not by class. On Item 3 (approval of new Rule 12b-1 Plans), the Class Y Shares, Class A Shares and Class C Shares of the Fund will each vote separately. The Board of Directors of your Company recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:

ITEM                                        CLASS A     CLASS C     CLASS Y
                                            -------     -------     -------

1.       Elect Directors.                      X           X           X
         -----------------------------------------------------------------------
2.       Approval of New Investment
         Management Agreement.                 X           X           X
         -----------------------------------------------------------------------
3.A      Approval of New Rule 12b-1
         Plan for Class A Shareholders.        X
         -----------------------------------------------------------------------
3.C.     Approval of New Rule 12b-1
         Plan for Class Y Shareholders.                    X
         -----------------------------------------------------------------------
3.Y.     Approval of New Rule 12b-1
         Plan for Class C Shareholders.                                X
         -----------------------------------------------------------------------
4.       Approval of a new Distribution
         Agreement with Declaration
         Distributors, Inc.                    X           X           X
         -----------------------------------------------------------------------
5.       Approval of new Sub-Advisory
         Agreement with Bender.                X           X           X
         -----------------------------------------------------------------------

The Board of Directors has fixed the close of business on August 31, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of July 31, 1998, the Fund had Class A, Class C and Class Y Shares issued and outstanding as follows:

FUND                                        CLASS A     CLASS C       CLASS Y
----                                        -------     -------       -------

Bender                                        None    527,732.554   169,941.713


ITEM 1. ELECTION OF BOARD OF DIRECTORS

At the Meeting, eight (8) directors are to be elected to constitute the Board of Directors of SBGMF. Steven W. Arnold, Robert L. Bender, John W. Svendsen and William H. Phelps were elected to the Board at a special meeting of shareholders held on or about December 10, 1996. John P. Odell, Harvey A. Marsh, Wayne Turkheimer and Glory Burns are standing for election by SBGMF's shareholders for the first time at the Meeting.

It is intended that the proxies will be voted for the election of the nominees described below. Each director so elected will serve as a director of the Fund until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns or is removed as provided in the Articles of Incorporation and By-Laws for SBGMF. Since SBGMF does not hold annual meetings unless required to do so under the Investment Company Act of 1940, as amended, directors will hold office for an indeterminate period.

All the nominees listed below have consented to serve as directors of SBGMF, if elected. In case any nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.


NAME (DATE OF BIRTH), PRINCIPAL                               YEAR FIRST BECAME
OCCUPATION AND AFFILIATIONS                                   A DIRECTOR
-------------------------------                               -----------------

(1)  STEVEN W. ARNOLD* (8/6/55)                                        1996
      Co-President, Director and Shareholder
Of SBG Capital Management Company, Inc.
Marketing Manager for Robert Bender &
Assocites, Inc. President, Director and
Shareholder of SBGMF.

(2)  JOHN P. ODELL* (3/22/66)                      Standing for initial election
      Co-President and shareholder of SBG
Capital Management Company, Inc.
Shareholder of SBGMF.

(3)  ROBERT L. BENDER*  (5/28/37)                                      1996
      President and sole shareholder of
Robert L. Bender & Associates, Inc.  Sub-
Adviser to the Fund since inception.

(4)  WILLIAM H. PHELPS  (8/24/54)                                      1997
       Vice President & Associate General
Counsel, Kidder, Peabody & Co., since 1991.
Attorney and general counsel to securities
Industry firms since 1979.  B.A., Colorado
College, 1976.  J.D., University of California,
Hastings College of Law, 1979.

(5)  JOHN W. SVENDSEN  (5/2/40)                                        1996
      Retired private Investor.  Director
And Shareholder of SBGMF.

(6)  HARVEY MARSH  (10/15/38)                      Standing for initial election
       Self-employed financial consultant since
1996.     Vice President, Finance, FACTRetirement
Services, from 1993-1996.Certified Public
Accountant. B.B.A., Loyola Marymount University,
1961. Shareholder of SBGMF.

(7)  WAYNE TURKHEIMER (11/30/52)                   Standing for initial election
      Attorney in solo practice since 1986,
specializing In general business, probate and estate law. A.B from UCLA, Cum laude, 1974.
J.D., USC Law Center, 1977.

(8)  GLORY BURNS  (12/29/52)                       Standing for initial election
       Professor, Colorado State University
since 1991. B.S., university of Colorado,
1975. M.B.A., University Of Denver, 1980.
J.D., University of Puget Sound, 1978.
--------------------------------------------------------------------------------
* Interested persons of the Fund as defined in the Investment Company Act of 1940 ("1940 Act") because of their positions with SBG, the investment manager of the Fund, and/or Robert Bender & Associates, Inc., the sub-advisor of the Fund..

The Board of Directors of SBGMF formed a nominating committee, the members of which are Watson M. Laetsch, William H. Phelps, Hugh M. Grant, and John W. Svendsen. It proposed the nominees for election by the shareholders, and the Board of Directors, including the non-interested directors, concurred. Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of SBGMF.

The Board met four times during the Fund's most recently completed fiscal year. Each then current director attended 75% or more of the respective meetings of the Board and the committees of which he was a member that were held during that period.

The Fund pays directors who are not interested persons of the Fund an annual retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, certain of the directors are officers and/or shareholders in the investment manager and are therefore considered to be "interested persons" as defined in the Investment Company Act of 1940. Directors or officers who are "interested persons" receive no compensation from SBGMF.

The table below shows, for each director entitled to receive compensation from SBGMF, the aggregate compensation paid or accrued by SBGMF for its most recently completed fiscal year and the total compensation that SBGMF paid to each director during the calendar year 1997.

NAME OF DIRECTOR                    COMPENSATION PAID BY FUND
----------------------------        -----------------------------------------
                                    Fiscal Year               Calendar Year
                                    Ending 3/31/98            ending 12/31/97
                                    --------------            ---------------
(1)  Watson W. Laetsch              $2000                     $2000

(2)  Hugh M. Grant                  $2000                     $2000

(3)  John W. Svendsen               $2000                     $2000

(4)  William H. Phelps              $2000                     $0.00

FUND OFFICERS. Information about the executive officers of SBGMF, with their respective dates of birth and terms as Fund officers indicated, is set forth below.

Stephen Y. Ascher (12/12/35) Elected Chairman of the Board and Chief Executive Officer of SBGMF in 1992. Has served in that capacity since election.

Steven W. Arnold (8/6/55) Elected President of SBGMF by the Board of Directors in 1996. Has served in that capacity since election.

---------------------
The officers of SBGMF are elected by the Board of SBGMF at an annual or special meeting of the Board to serve until their successors are elected and qualified.

SHAREHOLDINGS

Listed below is the number of shares of the Fund owned beneficially by each current and proposed director as of July 31, 1998. Also shown is the number of shares owned beneficially by the directors/proposed directors and officers as a group. In each case, the amounts shown are less than 5% of the outstanding shares of each class of SBGMF or any series of SBGMF:

NAME OF DIRECTOR/
PROPOSED DIRECTOR                  Class C                  Class Y
-----------------                  -------                  -------

(1)  Stephen Y. Ascher(a)           2,500                   3024.194

(2)  Steven W Arnold                 NONE                   1431.591

(3)  John P. Odell                   NONE                  13184.235

(4)  Watson W. Laetsch(a)            NONE                   2759.980

(5)  John W. Svendsen                NONE                 21,075.657

(6)  Robert L. Bender               10.00                  11820.967

(7)  William H. Phelps               NONE                       NONE

(8)  Harvey Marsh                     916                       NONE

(9)  Wayne Turkheimer                NONE                       NONE

(10) Glory Burns                     NONE                       NONE

The Group As A Whole                 3426                  50,536.64

(a)   Resigning effective September 30, 1998

As of July 31, 1998, no person is known to SBGMF to own beneficially more than five percent of the shares of any class or series of SBGMF, except as shown in Exhibit A.

BOARD OF DIRECTORS RECOMMENDATION

The Board recommends that shareholders vote FOR ALL of the Directors nominated by the Nominating Committee to serve as Directors of SBGMF.
--------------------------------------------------------------------------------

ITEM 2. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

SBG Capital Management Company, Inc. ("SBG") is the investment adviser and manager for the Fund. Mr. Stephen Y. Ascher, a 50% shareholder of SBG, has entered into an agreement with Mr. John P. Odell dated as of July 14, 1998 (the "Stock Sale Agreement"), whereby Mr. Ascher will sell all of his stock in SBG to Mr. Odell (the "Stock Sale").

Consummation of the Stock Sale will constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's current investment management agreement with SBG. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Stock Sale, a new investment management agreement between SBGMF and SBG ("management agreement") is being proposed for approval by shareholders of the Fund. A copy of the form of the new management agreement is attached hereto as Exhibit B. THE NEW MANAGEMENT AGREEMENT FOR THE FUND IS ON THE SAME TERMS AS THE CURRENT MANAGEMENT AGREEMENT, EXCEPT THAT THE MANAGEMENT FEES PAYABLE TO SBG UNDER THE NEW AGREEMENT ARE LOWER.

BOARD OF DIRECTORS RECOMMENDATION

The Board met on August 20, 1998 to consider the Stock Sale and its anticipated effects upon SBG and the investment management and other services provided to SBGMF by SBG. The Board of SBGMF, including a majority of the directors who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" near the end of this
Item 2.

The Board recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

The current and new management agreements both provide that SBGMF's investment manager will act as investment adviser, manage SBGMF's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as Directors or officers of SBGMF if duly elected to such positions. Under the current and new management agreements, SBGMF agrees to assume and pay the charges and expenses of its operations including, by way of example and not by way of limitation, the compensation of the directors other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of SBGMF and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by SBGMF, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below is a comparison of the annual management fee rates as a percentage of average daily net assets payable under the current management agreement and the new management agreement for SBGMF.

APPLICABLE ASSETS                      CURRENT AGREEMENT         NEW AGREEMENT
-----------------                      -----------------         -------------

$0 - $250,000........................        1.25%                   0.50%
$250,000 - $1,000,000................        1.25%                   0.50%
$1,000,000 - $2,500,000..............        1.25%                   0.50%
$2,500,000 - $5,000,000..............        1.25%                   0.50%
$5,000,000 - $7,500,000..............        1.25%                   0.50%
$7,500,000 - $10,000,000.............        1.25%                   0.50%
$10,000,000 - $12,500,000............        1.25%                   0.50%
Over $12,500,000.....................        1.25%                   0.50%

Each management agreement provides that SBGMF 's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by SBGMF in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SBGMF's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated by SBGMF or series thereof without penalty upon sixty (60) days written notice by SBGMF, or ninety days notice by SBG, or by a majority vote of the outstanding shares of SBGMF or series thereof, and automatically terminates in the event of its assignment.

The new management agreement for SBGMF will be dated as of the date of the consummation of the Stock Sale. The Stock Sale is expected to occur in the third quarter of 1998, but in no event later than October 1, 1998. The new management agreement will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of SBGMF, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

SBG has acted as investment adviser and manager for SBGMF since it commenced public offering of its shares. On August 20, 1998, the Board voted to continue the current agreement until September 30, 1998, and further voted to recommend the new agreement to shareholders for their approval.

BOARD OF DIRECTORS EVALUATION

At a regular meeting of the Board on July 15, 1998, the Board was informed that Mr. Ascher had entered into an agreement with Mr. Odell pursuant to which Mr. Ascher's entire interest in SBG would be acquired by Mr. Odell in a stock sale transaction. The definitive Stock Sale documents were signed on July 14, 1998. There was discussion of, and questioning about, the terms of the Stock Sale and Mr. Odell's plans for SBG and the Funds. Subsequent to the regular Board meeting, the Board was given Mr. Odell's financial reports and other information regarding Mr. Odell. In addition, counsel to the Fund and the independent directors prepared and distributed an analysis of the Board's fiduciary obligations. At a special meeting on August 20, 1998, the directors discussed the initial information provided about Mr. Odell and reviewed their fiduciary obligations. Mr. Odell, who was present by invitation, presented a review of matters relevant to the discussions. There was extended discussion of, and questioning about, Mr. Odell's qualifications as an investment advisor and his plans for SBG and the Fund. As a result of their investigation and consideration of the Stock Sale and the new management agreement, at its meeting on August 20, 1998, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of financial and other aspects of the Stock Sale to help evaluate the potential effects upon SBG and SBGMF. Throughout the review process the independent directors had the assistance of legal counsel.

The Board obtained from SBG and Mr. Odell information regarding Mr. Odell, the Stock Sale, and the future plans of the parties. Included in the information furnished to and discussed with the Board were financial statements and other representations of the financial condition of Mr. Odell In connection with their deliberations, the Board obtained certain assurances from Mr. Odell, including the following:

- - The Stock Sale will not result in any change in any Fund's investment objectives or policies.

- - The Stock Sale is not expected to result in any adverse change in the investment management or operations of the Fund, or the investment personnel managing the Fund; Mr. Odell neither plans nor proposes to make any material change in the composition of senior management of SBG; and Mr. Odell neither plans nor proposes to make any adverse change in the manner in which investment advisory services are rendered to the Fund.

In connection with the Board's approval of the new management agreement, the Board considered that the terms of the Stock Sale do not require any change in the Fund's investment objective or policies, the investment management or operation of SBGMF, or the investment personnel managing the Fund. If, after the Stock Sale, changes are proposed that might materially affect SBG's services to SBGMF, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

In evaluating the new management agreement, the Board took into account that the new management agreement for SBGMF, including the terms relating to the services to be provided and the fees and expenses payable by SBGMF, is on the same terms as the current management agreement, except that the fees payable to SBG have been reduced. The Board noted that, in previously approving the continuation of the current management agreement, the Board had considered a number of factors, including the nature and quality of services provided by SBG; investment performance, both of SBGMF itself and relative to that of competitive investment companies; investment management fees and expense ratios of SBGMF and competitive investment companies; SBG profitability from managing the Funds; fall-out benefits to SBG from its relationship to SBGMF, including revenues derived from services provided to SBGMF by affiliates of SBG; and the potential benefits to SBG and to SBGMF and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board discussed the Stock Sale and the financial condition of Mr. Odell with the senior management of SBG and Mr. Odell and among themselves.

As a result of their investigation and consideration of the Stock Sale and the new management agreements, at its meeting on August 20, 1998, the Board voted to approve the new management agreement and to recommend it to the shareholders of SBGMF for their approval.

The Board of SBGMF recommends that shareholders vote FOR approval of the new management agreement.
--------------------------------------------------------------------------------

ITEM 3. NEW RULE 12B-1 DISTRIBUTION PLAN
(FOR CLASS A, CLASS Y AND CLASS C SHAREHOLDERS INDEPENDENTLY)

INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. Ascher/Decision Services, Inc., previously acting as principal underwriter and distributor for the Fund, distributed the Fund's Class A Shares, Class Y Shares and Class C Shares pursuant to a Rule 12b-1 Plan.

On or about July 15, 1998, Ascher/Decision Services, Inc. resigned as principal underwriter of the Funds, and was replaced, pursuant to a vote of SBGMF's Board and independent directors, voting separately, by Declaration Distributors, Inc. ("DDI"). As required by the 1940 Act, each Fund's Rule 12b-1 Plan provides for its automatic termination in the event of its assignment. Accordingly, a new Rule 12b-1 Plan is being submitted for shareholder approval of each Fund's Class A, Class Y and Class C shareholders. THE NEW RULE 12B-1 PLANS ARE ON THE SAME TERMS AS SBGMF'S CURRENT RULE 12B-1 PLANS. A form of the new Rule 12b-1 Plan for each Class is attached hereto as Exhibit C. NO CHANGE IN FEES IS BEING PROPOSED.

On August 20, 1998, the Board, including a majority of the "non-interested" Directors, voted to approve the new Rule 12b-1 Plans for each Class of Shares, and directed that each Plan be submitted to the Class A, Class Y and Class C shareholders of SBGMF at the Meeting, along with a recommendation that such shareholders approve such Rule 12b-1 Plans.

If each new Rule 12b-1 Plan is approved by its Share Class, it will become effective for that class and will replace the current Rule 12b-1 Plan immediately. If the shareholders of a Class do not approve the new Rule 12b-1 Plan, the Board would consider appropriate action.

DESCRIPTION OF THE NEW RULE 12B-1 PLANS

As noted above, a form of each new Rule 12b-1 Plan is attached as Exhibit C and this summary is qualified in its entirety by reference to Exhibit C. THE TERMS OF THE NEW RULE 12B-1 PLANS DESCRIBED BELOW ARE THE SAME AS IN THE CURRENT RULE 12B-1 PLAN FOR EACH CLASS.

Under each Rule 12b-1 Plan, DDI receives a distribution fee, payable as an expense of the Class A, Class Y and the Class C Shares of the Fund, which DDI uses to pay for distribution services for those classes. DDI bears all the expenses of providing such services, including the payment of any commissions or distribution fees. DDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. DDI bears the cost of qualifying and maintaining the qualification of Shares for sale under the securities laws of the various states, and SBGMF bears the expense of registering its Shares with the SEC. DDI may enter into related selling group agreements with various broker-dealers, including affiliates of DDI, that provide distribution services to investors. DDI also may provide some of the distribution services. (See "Other Information
- -- Underwriter" below.) Before August 1, 1998, Ascher/Decision Services, Inc. ("ADS") served as the Fund's principal underwriter. On August 1, 1998, SBGMF and ADS terminated the underwriting agreement existing between them, and the Board, as a whole and upon the vote of a majority of the disinterested Directors, entered into an agreement with DDI, and DDI assumed, all of the rights, interests, liabilities, duties and obligations previously undertaken by ADS under the underwriting agreement.

Class A Shares are sold to the public at net asset value less a sales charge of 5.75% of the dollars invested in the Fund. DDI receives a distribution fee, payable monthly for as long as the shares are owned, at the annual rate of 0.25% of average daily net assets attributable to Class A Shares.

Class Y Shares are sold to institutional investors only and to certain employees, directors and family members of SBGMF, SBG and others. The Shares are sold at their net asset value, without sales charges. DDI receives a distribution fee, payable monthly for as long as the shares are owned, at the annual rate of 0.25% of average daily net assets attributable to Class Y Shares.

Class C Shares are sold to the public at net asset value. DDI receives a servicing fee, payable monthly for as long as the shares are owned, at the annual rate of 0.25% of average daily net assets attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. DDI also receives a distribution fee, payable monthly for as long as the shares are owned, at the annual rate of 0.75% of average daily net assets attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. DDI currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C Shares maintained and serviced by the firm. A firm becomes eligible for the distribution fee based upon assets in accounts in the 13th month of purchase and the fee continues until terminated by DDI or the Fund.

The table below shows, as to the Rule 12b-1 Plan for the Class A Shares, Class Y Shares and the Class C Shares of the Fund, the date adopted, the date of last amendment (if any), the date last approved by the Directors and the date to which it continues.

                             CLASS A RULE 12B-1 PLAN
                             -----------------------

                           DATE              APPROVAL            DATE
FUND                       ADOPTED           BY DIRECTORS        CONTINUED TO
--------------------------------------------------------------------------------
BENDER                     06/01/98          8/20/98             9/30/98

                             CLASS Y RULE 12B-1 PLAN
                             -----------------------

                           DATE              APPROVAL            DATE
FUND                       ADOPTED           BY DIRECTORS        CONTINUED TO
--------------------------------------------------------------------------------
BENDER                     12/10/96          8/20/98             9/30/98


                             CLASS C RULE 12B-1 PLAN
                             -----------------------

                           DATE              APPROVAL            DATE
FUND                       ADOPTED           BY DIRECTORS        CONTINUED TO
--------------------------------------------------------------------------------
BENDER                     12/10/96          8/20/98             9/30/98


The table below shows the distribution fees paid by the Fund to ADS (as predecessor to DDI) for its Class A Shares, Class Y Shares and Class C Shares for the most recent fiscal year.


                           CLASS A PLAN      CLASS Y PLAN        CLASS C PLAN
FUND                       FEES PAID         FEES PAID           FEES PAID
                           TO ADS            TO ADS              TO ADS
                           YEAR END          YEAR END            YEAR END
                           ($000)            ($000)              ($000)
--------------------------------------------------------------------------------

THE FUND                   NONE              $585.00             $6,594.00


The new Rule 12b-1 Plans will continue in effect for an initial term of one year, and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non interested" Directors, cast in person at a meeting called for such purpose. Pursuant to the new Rule 12b-1 Plans, DDI will prepare reports to the Board on a quarterly basis for the Fund's Class A Shares, Class Y Shares and Class C Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request.

In approving the new Rule 12b-1 Plans, the Board determined, as with the current Rule 12b-1 Plans, that there is a reasonable likelihood that the new Rule 12b-1 Plans would benefit SBGMF, the Fund and its shareholders. In doing so, the Board considered several factors, including that the new Rule 12b-1 Plans would (i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in SBGMF and attracting new investors and assets to SBGMF to the benefit of the Fund and its shareholders, (ii) facilitate distribution of each series' shares, (iii) help maintain the competitive position of SBGMF in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and (iv) permit possible economies of scale through increased Fund size.

BOARD OF DIRECTORS RECOMMENDATION

As a result of their consideration of the foregoing factors, the Board voted to approve the new Rule 12b-1 Plans and to submit them to the shareholders for their approval.

The Board recommends that shareholders vote FOR approval of the new Rule 12b-1 Plans.
--------------------------------------------------------------------------------

ITEM 4.  NEW DISTRIBUTION AGREEMENT WITH DECLARATION DISTRIBUTORS, INC.

INTRODUCTION

On or about July 15, 1998, Ascher/Decision Services, Inc. served notice to the Board of Directors of SBGMF that it was resigning as principal underwriter of the Fund, such resignation to be effectie as of August 1, 1998. Before August 1, 1998, Ascher/Decision Services, Inc. ("ADS") served as the Fund's principal underwriter. In response to the resignation of ADS, the Board, as a whole and upon the vote of a majority of the disinterested Directors, entered into an agreement with DDI, and DDI assumed all of the rights, interests, liabilities, duties and obligations previously undertaken by ADS under the underwriting agreement. Subsequent to the Board meeting, management of the Fund reevaluated the structure of the Fund as that structure related to the payment of fees and the controlling of Fund expenses. As a result of management's evaluation, it was decided to restructure several contractual relationships between the Fund and its service providers in order to place a cap on normal fund expenses and to better define the roles and responsibilities of the various providers of services to the Fund.

Under the new structure, SBG will act as the Fund's manager pursuant to an operating services agreement in which SBG will provide, or arrange to provide, essentially all operational services to the Fund on an ongoing basis. In turn, SBG will arrange for DDI to act as distributor and principal underwriter for the Fund under a contract identical in all respects to the current agreement except that the new agreement will include SBG as a party and SBG will be responsible for the payment of all fees due DDI under the agreement. SBGMF will pay an advisory fee to SBG under an investment advisory agreement, and that along with the fee payable under the operating services agreement, will constitute the only fees payable by the Fund for its normal operating expenses. This will have the effect of capping SBGMF's normal operating expenses, and will make SBG responsible for the provision of essentially all services to the Fund. A copy of the new distribution agreement is attached as Exhibit D and is incorporated herein by reference.

At a special meeting of the Board of Directors of SBGMF on August 20, 1998, the Board reviewed the recommendations of management relating to the restructuring of Fund contracts, and the Board, as a whole and upon the vote of a majority of the disinterested Directors, approved the new distribution agreement and directed that the distribution agreement be submitted to the shareholders of SBGMF at the Meeting, along with a recommendation that the shareholders approve the new distribution agreement.

In approving the new distribution agreement, the Board considered several factors, including (1) that the new agreement was substantially the same as the agreement previously approved by the board at its July 15, 1998 meeting, and (2) by approving the new agreement, the Fund would be better able to control its normal operating expenses and substantially lower those expenses on an ongoing basis.

BOARD OF DIRECTORS RECOMMENDATION

As a result of their consideration of the foregoing factors, the Board voted to approve the distribution agreement and to submit it to the shareholders for their approval.

The Board recommends that shareholders vote FOR approval of the new Distribution Agreement.

--------------------------------------------------------------------------------
ITEM 5. NEW SUB-ADVISORY AGREEMENT WITH ROBERT BENDER & ASSOCIATES, INC.

INTRODUCTION

Robert Bender & Associates, Inc.("RBA") acts as the investment advisor to SBGMF under a sub-advisory contract with SBG. Mr. Stephen Y. Ascher, a 50% shareholder of SBG, has entered into an agreement with Mr. John Odell dated as of July 14, 1998 (the "Stock Sale Agreement"), whereby Mr. Ascher will sell all of his stock in SBG to Mr. Odell (the "Stock Sale").

Consummation of the Stock Sale will constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of SBG's current sub-advisory agreement with RBA. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Stock Sale, a new sub-advisory agreement between RBA and SBG ("sub-advisory agreement") is being proposed for approval by shareholders of SBGMF. A copy of the form of the new sub-advisory agreement is attached hereto as Exhibit E. THE NEW SUB-ADVISORY AGREEMENT FOR SBGMF IS ON THE SAME TERMS AS THE CURRENT AGREEMENT, EXCEPT THAT THE MANAGEMENT FEES PAYABLE TO RBA UNDER THE NEW AGREEMENT ARE LOWER.

BOARD OF DIRECTORS RECOMMENDATION

The Board met on August 20, 1998 to consider the Stock Sale and its anticipated effects upon SBG and the investment management and other services provided to SBGMF by SBG and RBA. The Board of SBGMF, including a majority of the directors who are not parties to such agreement or interested persons of any such party, voted to approve the new sub-advisory agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" near the end of this
Item 5.

The Board recommends that shareholders vote FOR approval of the new sub-advisory agreement.

SUB-ADVISORY AGREEMENT

The current and new sub-advisory agreements both provide that the Fund's investment manager will act as investment adviser and manage the Fund's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as Directors or officers of SBGMF if duly elected to such positions. Under the current and new sub-advisory agreements, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example and not by way of limitation, the compensation of the directors other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of SBGMF and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by SBGMF, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below is a comparison of the annual management fee rates as a percentage of average daily net assets payable under the current sub-advisory agreement and the new sub-advisory agreement for SBGMF.

APPLICABLE ASSETS                      CURRENT AGREEMENT         NEW AGREEMENT
-----------------                      -----------------         -------------

$0 - $250,000........................        0.50%                   0.40%
$250,000 - $1,000,000................        0.50%                   0.40%
$1,000,000 - $2,500,000..............        0.50%                   0.40%
$2,500,000 - $5,000,000..............        0.50%                   0.40%
$5,000,000 - $7,500,000..............        0.50%                   0.40%
$7,500,000 - $10,000,000.............        0.50%                   0.40%
$10,000,000 - $12,500,000............        0.50%                   0.40%
Over $12,500,000 ....................        0.50%                   0.40%

Each sub-advisory agreement provides that the Fund's investment adviser shall not be liable for any error of judgment or of law, or for any loss suffered by SBGMF in connection with the matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each sub-advisory agreement may be terminated by SBGMF without penalty upon sixty (60) days written notice by SBGMF, or ninety days notice by RBA, or by a majority vote of the outstanding shares of the Fund, and automatically terminates in the event of its assignment.

The new sub-advisory agreement will be dated as of the date of the consummation of the Stock Sale. The Stock Sale is expected to occur in the third quarter of 1998, but in no event later than October 1, 1998. The new sub-advisory agreement will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

RBA has acted as investment adviser for the Fund since it commenced public offering of its shares. At a meeting of the Board on August 20, 1998, the Board, voting as a whole and upon a vote of a majority of the "disinterested" directors, voted to continue the current sub-advisory agreement until September 30, 1998.

BOARD OF DIRECTORS EVALUATION

At a regular meeting of the Board on July 15, 1998, the Board was informed that Mr. Ascher had entered into an agreement in principle with Mr. Odell pursuant to which Mr. Ascher's entire interest in SBG would be acquired by Mr. Odell in a stock sale transaction. The definitive Stock Sale documents were signed on July 14, 1998. There was discussion of, and questioning about, the terms of the Stock Sale and Mr. Odell's plans for SBG and the Funds. The Board also examined the performance of RBA in light of Mr. Odell's representations that RBA would continue to act as sub-advisor to SBGMF. Throughout the review process the independent directors had the assistance of legal counsel.

In evaluating the new sub-advisory agreement at its meeting on August 20, 1998, the Board took into account that the new sub-advisory agreement for SBGMF, including the terms relating to the services to be provided, is on the same terms as the current sub-advisory agreement, except that the fees payable to RBA have been reduced. The Board noted that, in previously approving the continuation of the current sub-advisory agreement, the Board had considered a number of factors, including the nature and quality of services provided by RBA; investment performance, both of SBGMF itself and relative to that of competitive investment companies; investment management fees and expense ratios of SBGMF and competitive investment companies; RBA profitability from managing the Bender Growth Fund; fall-out benefits to RBA from its relationship to SBGMF, including revenues derived from services provided to SBGMF by affiliates of RBA; and the potential benefits to RBA and to SBGMF and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

As a result of their investigation and consideration of the Stock Sale and the new sub-advisory agreement, at its meeting on August 20, 1998, the Board voted to approve the new sub-advisory agreement and to recommend it to the shareholders of SBGMF for their approval.

The Board of SBGMF recommends that shareholders vote FOR approval of the new sub-advisory agreement.

--------------------------------------------------------------------------------
OTHER INFORMATION

UNDERWRITER.

Declaration Distributors, Inc. ("DDI") is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. DDI has been providing underwriting services to mutual fund companies for ten years. DDI is a wholly-owned subsidiary of Declaration Holdings, Inc. ("DHI"), a Delaware corporation. Declaration Service Company ("DSC"), another wholly-owned subsidiary of DHI, provides transfer agency, accounting and administrative services to mutual fund companies, including SBGMF. In considering whether to enter into an agreement with DDI to act as underwriter to the Fund, the Board considered many factors, including (1) cost savings to the Fund as a result of the engagement of DDI as underwriter, (2) improved communications and shareholder servicing due to all services of the Fund being performed by related entities that use common systems, and (3) potential increased efficiencies from such operational interrelations.

Class A Shares. Each Fund's Class A Shares are sold to the public at an offering price which is the net asset value plus a sales commission equal to a percentage of the offering price ranging from 5.75% down to 0%, depending upon the aggregate purchase price involved. DDI receives no compensation from SBGMF as principal underwriter for Class A Shares. SBGMF receives in all cases the full net asset value of the shares sold and DDI retains the sales commission, from which it allows commissions to financial services firms and pays costs of distribution.

Class A, Class Y and C Shares. See Item 4 -- New Rule 12b-1 Distribution Plan.

Class Y Shares. Each Fund's Class Y Shares are sold at net asset value without a front-end sales load and are not subject to a CDSC, distribution fee or service fee. Class Y Shares are offered only for purchase by affiliated employee benefit plans and certain institutional investors.

ALLOCATION OF PORTFOLIO TRANSACTIONS. SBG is the investment manager for the Fund, and RBA acts as the portfolio manager for the Fund. RBA, in effecting purchases and sales of portfolio securities for the account of a Fund, implements SBGMF's policy of seeking best execution of orders, which includes best net prices, except to the extent that RBA may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and RBA. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of RBA and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, RBA may give consideration to those firms that have sold or are selling shares SBGMF, as well as to those firms that provide market, statistical and other research information to SBGMF and RBA. RBA is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

RBA may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, SBGMF could pay to a firm that provides research services to RBA a commission for effecting a securities transaction for SBGMF in excess of the amount other firms would have charged for the transaction. SBGMF could do this if RBA determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or RBA 's overall responsibilities to SBGMF or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of RBA and its subsidiaries. In addition, the investment management fee paid by SBG to RBA is not reduced because RBA receives these research services.

Set forth in Exhibit F are the total brokerage commissions paid by SBGMF for its most recently completed fiscal year, as well as the percentage of such that was allocated to broker-dealer firms on the basis of research information or on the basis of sales of shares.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by SBG, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of SBGMF, officers and employees of SBG and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, SBGMF and/or SBG may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by SBG. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO SBGMF, 107 SOUTH FAIR OAKS BLVD., SUITE 315, PASADENA, CA 91105, OR BY CALLING 1-626-844-1446.

PROPOSALS OF SHAREHOLDERS

As a Maryland Corporation, SBGMF is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since SBGMF does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by SBGMF no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Directors of SBGMF is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of SBGMF.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the holders of that class of shares of such Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as Directors and FOR Items 2, 3, 4 and 5. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to SBGMF or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of Directors) requires a plurality vote of the shares of SBGMF. This means that the eight nominees receiving the largest number of votes will be elected. Item 2 (approval of new investment management agreement), Item 4 (approval of new distribution agreement), and Item 5 (approval of new sub-advisory agreement) require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, and Item 3 (approval of new Rule 12b-1 Plans) requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Class of Shares to which the 12b-1 Plan applies. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

On Items 1, 2, 4 and 5, shareholders will vote in the aggregate and not by series or class. On Item 3, the Class A Shares, the Class Y Shares and the Class C Shares of the Fund will vote separately by class.

The Articles of Incorporation and By-Laws of SBGMF provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders. You should be aware that there are no shareholders of record for the Starbuck/Tisdale Growth and Income Fund, and the only series to which this proxy applies is the Bender Growth Fund. Accordingly, a quorum of shareholders of the Bender Growth Fund will constitute a quorum for the Meeting.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Items 2, 4 7 5, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Item 3, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Directors of SBGMF recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,
Steven W. Arnold
President & Secretary

                                    EXHIBIT A

                           HOLDERS OF MORE THAN 5% OF
                          ANY CLASS OF A FUND'S SHARES

FUND             NAME AND ADDRESS       % OWNERSHIP      # SHARES      CLASS
--------         ----------------       -----------      --------      -----
BENDER                 NONE
STARBUCK               NONE

                                    EXHIBIT B

                                     FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT

                          INVESTMENT ADVISOR AGREEMENT

     AGREEMENT, made this 30th day of September, 1998, between The Santa Barbara Group of Mutual Funds, Inc. (the "Company") and SBG Capital Management, Inc. (the "Adviser"), a California Corporation.

     WHEREAS, the Company is a Maryland Corporation authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ( "Advisers Act");

     WHEREAS, THE Company presently offers a single series, the Bender Growth Fund (the "Fund");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Company and the Adviser as follows:

1.   Appointment

     The Company hereby appoints the Adviser to act as Investment Adviser to the Fund for the periods and on the terms set forth herein. The Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2.   Services as Investment Adviser

     Subject to the general supervision and direction of the Board of Directors of the Company, the Adviser will (a) manage the Fund in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; (c) place purchase and sale orders on behalf of the Fund; and, (d) employ professional portfolio managers and securities analysts to provide research services to the Fund. In providing those services, the Adviser will provide the Fund with ongoing research, analysis, advice, and judgements regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

     The Adviser further agrees that, in performing it's duties hereunder, it will:

     a. comply with the 1940 Act and all rules and regulations thereunder, the Adviser's Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

     b.   use reasonable efforts to manage the Fund so that it will qualify, and
          continue  to  qualify,   as  a  regulated   investment  company  under
          Subchapter M of the Code and regulations issued thereunder;

     c. maintain books and records with respect to the Fund's securities transactions, render to the Board of Directors of the Company such periodic and special reports as the Board may reasonably request, and keep the Directors informed of developments materially affecting the Fund's portfolio;

     d. make available to the Fund's administrator, and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Administrator and the Company in their compliance with applicable laws and regulations. The Adviser will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request;

     e. immediately notify the Company in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Adviser further agrees to notify the Company immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Company's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3.   Investment Adviser

     The Company authorizes Adviser to enter into such Investment Advisory Agreements as the Adviser deems necessary to carry out the terms of this Agreement and to meet investment objectives of the individual series of Funds that may be offered from time to time by the Company. Adviser is responsible for the payment of all compensation to any Sub-investment Advisor.

4.   Documents

     The Fund has delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

     a. certified resolution of the Board of Directors of the Company authorizing the appointment of the Adviser and approving the form of this Agreement;

     b. The Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto;

     c. Exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

5.   Brokerage

     In selecting brokers or dealers to execute transactions on behalf of the Fund, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, the Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions.

6.   Records

     The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Fund by the 1940 Act. The Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

7.   Standard of Care

     The Adviser shall exercise its best judgment in rendering the services under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, the term "Adviser" shall include any officers, directors, employees, or other affiliates of the Adviser performing services with respect to the Fund.

8.   Compensation

     In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser the following fees, at an annual rate as follows:

APPLICABLE ASSETS                    MANAGEMENT FEE
($000)
------------------                   --------------

$0 - $250,000.....................        0.50%
$250,000 - $1,000,000.............        0.50%
$1,000,000 - $2,500,000...........        0.50%
$2,500,000 - $5,000,000...........        0.50%
$5,000,000 - $7,500,000...........        0.50%
$7,500,000 - $10,000,000..........        0.50%
$10,000,000 - $12,500,000.........        0.50%
Over $12,500,000..................        0.50%

This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to the Adviser, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

9.   Expenses

     The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any, fees of Directors of the Company who are not officers, directors, or employees of the Adviser; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders' costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Company; and any extraordinary expenses. In addition, the Fund will pay distribution fees pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

10.  Reduction of Fees or Reimbursement to the Fund

     If in any fiscal year, the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Fund's administration agreement, but excluding distribution fees, interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser will reduce its fees or reimburse the Fund for such excess expense in the same proportion as its advisory fee bears to the Fund's combined fee for investment advice and administration. The Adviser's obligation to reduce its fees or reimburse the Fund will be limited to the amount of its fees received pursuant to this Agreement. Such reduction in fees or reimbursement, if any, will be estimated, reconciled and, in the case of reimbursement, paid on a quarterly basis.

11.  Services to Other Companies or Accounts

     The investment advisory services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as its services hereunder are not impaired thereby.

12.  Duration and Termination

     This Agreement shall become effective on September 30, 1998, and remain in effect, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by:

     (i)  the vote of a majority of the Board of Directors of the Company or,

     (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities;

Provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on sixty (60) days written notice by the Board of Directors of the Company or by vote of holders of a majority of the Fund's shares or upon ninety (90) day's written notice by the Advisor. This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

13.  Amendment

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of:

     (i)  a majority of the outstanding voting securities of the Fund, and

     (ii) a majority of the Directors of the Company, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law

14.  Use of Name

     It is understood that the name of Robert Bender & Associates, Inc. or any derivative thereof or logo associated with that name is the valuable property of Robert Bender & Associates, Inc. and its affiliates, and that the Fund has the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to the Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such name (or derivative or logo) and shall promptly amend its Articles of Incorporation to change its name to comply herewith.

15.  Miscellaneous

     (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     (b) Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on all the Parties.

     (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of California.

     (e) If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     (f) Notices of any kind to be given to the Advisor by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at: SBG Capital Management Company, Inc., 333 South Grand Avenue, Suite 4075, Los Angeles, CA 90071, Attn: John P. Odell, or at such other address or to such individual as shall be specified by the Advisor to the Company. Notices of any kind to be given to the Company by the Advisor shall be in writing and shall be duly given if mailed or delivered to The Santa Barbara Group of Mutual Funds, Inc., 333 South Grand Avenue, Suite 4075, Los Angeles, CA 90071, Attn: Steven Arnold, or at such other address or to such individual as shall be specified by the Company to the Advisor.

     IN WITNESS WHEREOF, The Company, on behalf of the Fund, and SBG have executed this Investment Management Agreement as of the 30th day of September, 1998, to be effective as of that date.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.


---------------------------------------------
By:  Steven W. Arnold
Its:  President


SBG CAPITAL MANAGEMENT, INC.


---------------------------------------------
By:  Steven W. Arnold
Its:  President

                                    EXHIBIT C

                                     FORM OF
                           PLAN PURSUANT TO RULE 12B-1

                          SERVICE AND DISTRIBUTION PLAN

     WHEREAS, The Santa Barbara Group of Mutual Funds, Inc. (the "Company") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, shares of common stock of the Company currently consist of a sole series of shares, designated by the Company as The Bender Growth Fund (the "Fund");

     WHEREAS, the Company employs Declaration Distributors, Inc. ("DDI" or "Distributor") as the principal underwriter for the securities of which the Company is the issuer;

     WHEREAS, the shares of common stock of the Fund presently are divided into separate classes of shares, designated by the Company as Class Y, Class A and Class C;

     WHEREAS, the Company and DDI have entered into a distribution agreement dated August 1, 1998, pursuant to which the Company has employed DDI as principal underwriter during the continuous offering of shares of the Company.

     NOW THEREFORE, the Company hereby adopts on behalf of the Fund with respect to its Class Y, Class A and Class C Shares, and DDI hereby agrees to the terms of, the Plan, in accordance with Rule 12b-1 under the Act, on the following terms and conditions.

     1. The Fund shall pay to DDI, as distributor of the Class Y shares of the Fund, a fee for distribution of the shares at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Class Y shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by the Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restrictions imposed by rules of the National Association of Securities Dealers.

     2. The Fund shall pay to DDI, as distributor of the Class A shares of the Fund, a fee for distribution of the shares at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Class A shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by the Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restrictions imposed by rules of the National Association of Securities Dealers.

     3. The Fund shall pay to DDI, as distributor of the Class C shares of the Fund, a servicing fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Class C shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by the Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restrictions imposed by rules of the National Association of Securities Dealers.

     4. The Fund shall pay to DDI, as distributor of the Class C shares of the Fund, a fee for distribution of the shares at the rate of 0.75% on an annualized basis of the average daily net assets of the Fund's Class C shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by the Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restrictions imposed by rules of the National Association of Securities Dealers.

     5. The amounts set forth in paragraphs 1, 2 and 4 of this Plan shall be paid to DDI for its services as distributor of the shares of the Fund in connection with any activities of expenses primarily intended to result in the sale of the Class Y, Class A, and Class C shares of the Fund, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers 9which may include the Distributor itself) and other financial organizations and institutions (collectively the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, this plan authorizes payment by the Fund of the costs of preparing, printing and distributing Fund prospectuses and statements of additional information to prospective investors an of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and contingent deferred sales charges received by DDI. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and such payments may exceed distribution and service expenses actually incurred.

     6. The amount set forth in paragraph 3 of this Plan may be used by the Distributor to pay Service Organizations (which may include DDI itself) for servicing shareholder accounts, including a continuing fee which may begin to accrue immediately after the sale of the shares.

     7. This Plan shall not take effect with respect to any Class of shares included in the Plan until and unless the Pan has been approved by vote of a majority of the shareholders of the Class of shares affected by the Plan. Further, the Plan shall not take effect until it, together with any related documents, has also been approved by votes of both (a) the Directors of the Company, and (b) those Directors who are not "interested persons" of the Company (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements relating to it, cast in person at a meeting called for the purpose of voting on this plan and any such related documents.

     8. After approval has been obtained as set forth in paragraph 7 above, this Plan shall take effect. The Plan shall continue in effect for an initial period of two years from the date of its effectiveness, and may be continued annually thereafter only so long as its continuation is approved in the manner provided by subsections (a) and (b) of paragraph 7.

     9. DDI shall provide to the Directors of the Company, and the Directors shall review, at least quarterly, a written report of the amounts expended under this plan and the purposes for which such expenditures were made.

     10. This plan may be terminated at any time, with respect to the Fund or to any Class of shares of the Fund, without penalty, by vote of the directors of the Company and concurring vote of the "uninterested" Directors, or by vote of a majority of the outstanding shares of the Fund, or any Class of the Fund with respect to the Provisions of this Plan affecting that Class, upon thirty days (30) written notice to any other party to this Plan.

     11. This Plan may not be amended to increase materially the fees payable under paragraphs 1, 2, 3, and 4, unless such amendment is approved in then manner set forth in paragraph 6 of this plan, and no material amendment of any kind may be made to this Plan unless approved in the manner provided for approval and annual renewal of this Plan in paragraph 8 hereof.

     12. While this Plan is in effect, the selection and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not such interested persons.

     13. The Company shall preserve copies of this Plan and any related agreements, and any and all reports pursuant to paragraph 9 of this Plan, for a period of not less than six (6) years from the date of their making, the first two years in an easily accessible place.

     IN WITNESS WHEREOF, The Company, on behalf of the Fund, and DDI have executed this Service and Distribution Plan as of the 30th day of September, 1998, to be effective as of that date.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.


---------------------------------------------
By:  Steven W. Arnold
Its:  President


DECLARATION DISTRIBUTORS, INC.


---------------------------------------------
By:  Terence P. Smith
Its:  President

                                    EXHIBIT D

                                     FORM OF
                             DISTRIBUTION AGREEMENT

                             DISTRIBUTION AGREEMENT
                             ----------------------

                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
                  ---------------------------------------------


     THIS DISTRIBUTION AGREEMENT (the "Agreement") is made as of the 30th day of September, 1998 by and among The Santa Barbara Group of Mutual Funds, Inc. (the "Fund"), a Maryland corporation, SBG Capital Management Company, Inc. (the "Adviser"), a California Corporation, and Declaration Distributors, Inc. (the "Distributor"), a Pennsylvania corporation.

                                WITNESSETH THAT:
                                ----------------

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and has registered its shares of common stock (the "Shares") under the Securities Act of 1933, as amended (the "1933 Act") in one or more distinct series of Shares (the "Portfolio" or "Portfolios");

     WHEREAS, the Adviser has been appointed investment adviser to the Fund;

     WHEREAS, the Distributor is a broker-dealer registered with the U.S. Securities and Exchange Commission (the "SEC") and a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Fund, the Adviser and the Distributor desire to enter into this Agreement pursuant to which the Distributor will provide distribution services to the Portfolios of the Fund identified on Schedule A, as may be amended from time to time, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the Fund, the Adviser and the Distributor, intending to be legally bound hereby, agree as follows:

     1. Appointment of Distributor. The Fund hereby appoints the Distributor as its exclusive agent for the distribution of the Shares, and the Distributor hereby accepts such appointment under the terms of this Agreement. The Fund shall not sell any Shares to any person except to fill orders for the Shares received through the Distributor; provided, however, that the foregoing exclusive right shall not apply: (i) to Shares issued or sold in connection with the merger or consolidation of any other investment company with the Fund or the acquisition by purchase or otherwise of all or substantially all of the assets of any investment company or substantially all of the outstanding shares of any such company by the Fund; (ii) to Shares which may be offered by the Fund to its shareholders for reinvestment of cash distributed from capital gains or net investment income of the Fund; or (iii) to Shares which may be issued to shareholders of other funds who exercise any exchange privilege set forth in the Fund's Prospectus. Notwithstanding any other provision hereof, the Fund may terminate, suspend, or withdraw the offering of the Shares whenever, in its sole discretion, it deems such action to be desirable, and the Distributor shall process no further orders for Shares after it receives notice of such termination, suspension or withdrawal.

     2. Fund Documents. The Fund has provided the Administrator with properly certified or authenticated copies of the following Fund related documents in effect on the date hereof: the Fund's organizational documents, including Articles of Incorporation and by-laws; the Fund's Registration Statement on Form N-1A, including all exhibits thereto; the Fund's most current Prospectus and Statement of Additional Information; and resolutions of the Fund's Board of Directors authorizing the appointment of the Distributor and approving this Agreement. The Fund shall promptly provide to the Distributor copies, properly certified or authenticated, of all amendments or supplements to the foregoing. The Fund shall provide to the Distributor copies of all other information which the Distributor may reasonably request for use in connection with the distribution of Shares, including, but not limited to, a certified copy of all financial statements prepared for the Fund by its independent public accountants. The Fund shall also supply the Distributor with such number of copies of the current Prospectus, Statement of Additional Information and shareholder reports as the Distributor shall reasonably request.

     3. Distribution Services. The Distributor shall sell and repurchase Shares as set forth below, subject to the registration requirements of the 1933 Act and the rules and regulations thereunder, and the laws governing the sale of securities in the various states ("Blue Sky Laws"):

     a. The Distributor, as agent for the Fund, shall sell Shares to the public against orders therefor at the public offering price, as determined in accordance with the Fund's then current Prospectus and Statement of Additional Information.

     b. The net asset value of the Shares shall be determined in the manner provided in the then current Prospectus and Statement of Additional Information. The net asset value of the Shares shall be calculated by the Fund or by another entity on behalf of the Fund. The Distributor shall have no duty to inquire into or liability for the accuracy of the net asset value per Share as calculated.

     c. Upon receipt of purchase instructions, the Distributor shall transmit such instructions to the Fund or its transfer agent for registration of the Shares purchased.

     d. The Distributor shall also have the right to take, as agent for the Fund, all actions which, in the Distributor's judgment, are necessary to effect the distribution of Shares.

     e. Nothing in this Agreement shall prevent the Distributor or any "affiliated person" from buying, selling or trading any securities for its or their own account or for the accounts of others for whom it or they may be acting; provided, however, that the Distributor expressly agrees that it shall not for its own account purchase any Shares of the Fund except for investment purposes and that it shall not for its own account sell any such Shares except for redemption of such Shares by the Fund, and that it shall not undertake activities which, in its judgment, would adversely affect the performance of its obligations to the Fund under this Agreement.

     f. The Distributor, as agent for the Fund, shall repurchase Shares at such prices and upon such terms and conditions as shall be specified in the Prospectus.

     4. Distribution Support Services. In addition to the sale and repurchase of Shares, the Distributor shall perform the distribution support services set forth on Schedule B attached hereto, as may be amended from time to time. Such distribution support services shall include: Review of sales and marketing literature and submission to the NASD; NASD recordkeeping; and quarterly reports to the Fund's Board of Directors. Such distribution support services may also include: fulfillment services, including telemarketing, printing, mailing and follow-up tracking of sales leads; and licensing Adviser or Fund personnel as registered representatives of the Distributor and related supervisory activities.

     5. Reasonable Efforts. The Distributor shall use all reasonable efforts in connection with the distribution of Shares. The Distributor shall have no obligation to sell any specific number of Shares and shall only sell Shares against orders received therefor. The Fund shall retain the right to refuse at any time to sell any of its Shares for any reason deemed adequate by it.

     6. Compliance. In furtherance of the distribution services being provided hereunder, the Distributor and the Fund agree as follows:

     a. The Distributor shall comply with the Rules of Conduct of the NASD and the securities laws of any jurisdiction in which it sells, directly or indirectly, Shares.

     b. The Distributor shall require each dealer with whom the Distributor has a selling agreement to conform to the applicable provisions of the Fund's most current Prospectus and Statement of Additional Information, with respect to the public offering price of the Shares.

     c. The Fund agrees to furnish to the Distributor sufficient copies of any agreements, plans, communications with the public or other materials it intends to use in connection with any sales of Shares in a timely manner in order to allow the Distributor to review, approve and file such materials with the appropriate regulatory authorities and obtain clearance for use. The Fund agrees not to use any such materials until so filed and cleared for use by appropriate authorities and the Distributor.

     d. The Distributor, at its own expense, shall qualify as a broker or dealer, or otherwise, under all applicable Federal or state laws required to permit the sale of Shares in such states as shall be mutually agreed upon by the parties; provided, however that the Distributor shall have no obligation to register as a broker or dealer under the Blue Sky Laws of any jurisdiction if it determines that registering or maintaining registration in such jurisdiction would be uneconomical.

     e. The Distributor shall not, in connection with any sale or solicitation of a sale of the Shares, or make or authorize any representative, service organization, broker or dealer to make, any representations concerning the Shares except those contained in the Fund's most current Prospectus covering the Shares and in communications with the public or sales materials approved by the Distributor as information supplemental to such Prospectus.

     7. Expenses. Expenses shall be allocated as follows:

     a. The Fund and/or the Adviser shall bear the following expenses: preparation, setting in type, and printing of sufficient copies of the Prospectus and Statement of Additional Information for distribution to existing shareholders; preparation and printing of reports and other communications to existing shareholders; distribution of copies of the Prospectus, Statement of Additional Information and all other communications to existing shareholders; registration of the Shares under the Federal securities laws; qualification of the Shares for sale in the jurisdictions mutually agreed upon by the Fund and the Distributor; transfer agent/shareholder servicing agent services; supplying information, prices and other data to be furnished by the Fund under this Agreement; and any original issue taxes or transfer taxes applicable to the sale or delivery of the Shares or certificates therefor.

     b. The Adviser shall pay all other expenses incident to the sale and distribution of the Shares sold hereunder, including, without limitation: printing and distributing copies of the Prospectus, Statement of Additional Information and reports prepared for use in connection with the offering of Shares for sale to the public; advertising in connection with such offering, including public relations services, sales presentations, media charges, preparation, printing and mailing of advertising and sales literature; data processing necessary to support a distribution effort; distribution and shareholder servicing activities of broker-dealers and other financial institutions; filing fees required by regulatory authorities for sales literature and advertising materials; any additional out-of-pocket expenses incurred in connection with the foregoing and any other costs of distribution.

     8. Compensation. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the Agreement, the Adviser shall pay to the Distributor the compensation set forth in Schedule A attached hereto, which schedule may be amended from time to time. The Adviser shall also reimburse the Distributor for its out-of-pocket expenses related to the performance of its duties hereunder, including, without limitation, telecommunications charges, postage and delivery charges, record retention costs, reproduction charges and traveling and lodging expenses incurred by officers and employees of the Distributor. The Fund shall pay the Distributor's monthly invoices for distribution fees and out-of-pocket expenses within five days of the respective month-end. If this Agreement becomes effective subsequent to the first day of the month or terminates before the last day of the month, the Fund shall pay to the Distributor a distribution fee that is prorated for that part of the month in which this Agreement is in effect. All rights of compensation and reimbursement under this Agreement for services performed by the Distributor as of the termination date shall survive the termination of this Agreement.

     9. Use of Distributor's Name. The Fund shall not use the name of the Distributor or any of its affiliates in the Prospectus, Statement of Additional Information, sales literature or other material relating to the Fund in a manner not approved prior thereto in writing by the Distributor; provided, however, that the Distributor shall approve all uses of its and its affiliates' names that merely refer in accurate terms to their appointments or that are required by the Securities and Exchange Commission (the "SEC") or any state securities commission; and further provided, that in no event shall such approval be unreasonably withheld.

     10. Use of Fund's Name. Neither the Distributor nor any of its affiliates shall use the name of the Fund or material relating to the Fund on any forms (including any checks, bank drafts or bank statements) for other than internal use in a manner not approved prior thereto by the Fund; provided, however, that the Fund shall approve all uses of its name that merely refer in accurate terms to the appointment of the Distributor hereunder or that are required by the SEC or any state securities commission; and further provided, that in no event shall such approval be unreasonably withheld.

     11. Liability of Distributor. The duties of the Distributor shall be limited to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Distributor hereunder. The Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its obligations and duties under this Agreement. As used in this Section 9 and in Section 10 (except the second paragraph of Section 10), the term "Distributor" shall include directors, officers, employees and other agents of the Distributor.

     12. Indemnification of Distributor. The Fund shall indemnify and hold harmless the Distributor against any and all liabilities, losses, damages, claims and expenses (including, without limitation, reasonable attorneys' fees and disbursements and investigation expenses incident thereto) which the Distributor may incur or be required to pay hereafter, in connection with any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Distributor may be involved as a party or otherwise or with which the Distributor may be threatened, by reason of the offer or sale of the Fund shares prior to the effective date of this Agreement.

     Any director, officer, employee, shareholder or agent of the Distributor who may be or become an officer, director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Distributor's duties hereunder), to be rendering such services to or acting solely for the Fund and not as a director, officer, employee, shareholder or agent, or one under the control or direction of the Distributor, even though receiving a salary from the Distributor.

     The Fund agrees to indemnify and hold harmless the Distributor, and each person, who controls the Distributor within the meaning of Section 15 of the 1933 Act, or Section 20 of the Securities Exchange Act of 1934, as amended ("1934 Act"), against any and all liabilities, losses, damages, claims and expenses, joint or several (including, without limitation, reasonable attorneys' fees and disbursements and investigation expenses incident thereto) to which they, or any of them, may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other Federal or state laws or regulations, at common law or otherwise, insofar as such liabilities, losses, damages, claims and expenses (or actions, suits or proceedings in respect thereof) arise out of or relate to any untrue statement or alleged untrue statement of a material fact contained in a Prospectus, Statement of Additional Information, supplement thereto, sales literature or other written information prepared by the Fund and provided by the Fund to the Distributor for the Distributor's use hereunder, or arise out of or relate to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Distributor (or any person controlling the Distributor) shall not be entitled to indemnity hereunder for any liabilities, losses, damages, claims or expenses (or actions, suits or proceedings in respect thereof) resulting from (i) an untrue statement or omission or alleged untrue statement or omission made in the Prospectus, Statement of Additional Information, or supplement, sales or other literature, in reliance upon and in conformity with information furnished in writing to the Fund by the Distributor specifically for use therein or (ii) the Distributor's own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations in the performance of this Agreement.

     The Distributor agrees to indemnify and hold harmless the Fund, and each person who controls the Fund within the meaning of Section 15 of the 1933 Act, or Section 20 of the 1934 Act, against any and all liabilities, losses, damages, claims and expenses, joint or several (including, without limitation reasonable attorneys' fees and disbursements and investigation expenses incident thereto) to which they, or any of them, may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other Federal or state laws, at common law or otherwise, insofar as such liabilities, losses, damages, claims or expenses arise out of or relate to any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information or any supplement thereto, or arise out of or relate to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if based upon information furnished in writing to the Fund by the Distributor specifically for use therein.

     A party seeking indemnification hereunder (the "Indemnitee") shall give prompt written notice to the party from whom indemnification is sought
("Indemnitor") of a written assertion or claim of any threatened or pending legal proceeding which may be subject to indemnity under this Section; provided, however, that failure to notify the Indemnitor of such written assertion or claim shall not relieve the Indemnitor of any liability arising from this Section. The Indemnitor shall be entitled, if it so elects, to assume the defense of any suit brought to enforce a claim subject to this Indemnity and such defense shall be conducted by counsel chosen by the Indemnitor and satisfactory to the Indemnitee; provided, however, that if the defendants include both the Indemnitee and the Indemnitor, and the Indemnitee shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor ("conflict of interest"), the Indemnitor shall not have the right to elect to defend such claim on behalf of the Indemnitee, and the Indemnitee shall have the right to select separate counsel to defend such claim on behalf of the Indemnitee. In the event that the Indemnitor elects to assume the defense of any suit pursuant to the preceding sentence and retains counsel satisfactory to the Indemnitee, the Indemnitee shall bear the fees and expenses of additional counsel retained by it, except for reasonable investigation costs which shall be borne by the Indemnitor. If the Indemnitor (i) does not elect to assume the defense of a claim, (ii) elects to assume the defense of a claim but chooses counsel that is not satisfactory to the Indemnitee or (iii) has no right to assume the defense of a claim because of a conflict of interest, the Indemnitor shall advance or reimburse the Indemnitee, at the election of the Indemnitee, reasonable fees and disbursements of any counsel retained by Indemnitee, including reasonable investigation costs.

     13. Dual Employees. The Adviser agrees that only its employees who are registered representatives of the Distributor ("dual employees") shall offer or sell Shares of the Portfolios and further agrees that the activities of any such employees as registered representatives of the Distributor shall be limited to offering and selling Shares. If there are dual employees, one employee of the Adviser shall register as a principal of the Distributor and assist the Distributor in monitoring the marketing and sales activities of the dual employees. The Adviser shall maintain errors and omissions and fidelity bond insurance policies providing reasonable coverage for its employees activities and shall provide copies of such policies to the Distributor. The Adviser shall indemnify and hold harmless the Distributor against any and all liabilities, losses, damages, claims and expenses (including reasonable attorneys' fees and disbursements and investigation costs incident thereto) arising from or related to the Adviser's employees' activities as registered representatives of the Distributor, including, without limitation, any and all such liabilities, losses, damages, claims and expenses arising from or related to the breach by such dual employees of any rules or regulations of the NASD or SEC.

     14. Force Majeure. The Distributor shall not be liable for any delays or errors occurring by reason of circumstances not reasonably foreseeable and beyond its control, including, but not limited, to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot or failure of communication or power supply. In the event of equipment breakdowns which are beyond the reasonable control of the Distributor and not primarily attributable to the failure of the Distributor to reasonably maintain or provide for the maintenance of such equipment, the Distributor shall, at no additional expense to the Fund, take reasonable steps in good faith to minimize service interruptions, but shall have no liability with respect thereto.

     15. Scope of Duties. The Distributor and the Fund shall regularly consult with each other regarding the Distributor's performance of its obligations and its compensation under the foregoing provisions. In connection therewith, the Fund shall submit to the Distributor at a reasonable time in advance of filing with the SEC copies of any amended or supplemented Registration Statement of the Fund (including exhibits) under the 1940 Act and the 1933 Act, and at a reasonable time in advance of their proposed use, copies of any amended or supplemented forms relating to any plan, program or service offered by the Fund. Any change in such materials that would require any change in the Distributor's obligations under the foregoing provisions shall be subject to the Distributor's approval. In the event that a change in such documents or in the procedures contained therein increases the cost or burden to the Distributor of performing its obligations hereunder, the Distributor shall be entitled to receive reasonable compensation therefore.

     16. Duration. This Agreement shall become effective as of the date first above written, and shall continue in force for two years from that date and thereafter from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of those Directors of the Fund who are not interested persons of the Fund, and who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval.

     17. Termination. This Agreement shall terminate as follows:

     a. This Agreement shall terminate automatically in the event of its assignment.

     b. This Agreement shall terminate upon the failure to approve the continuance of the Agreement after the initial two year term as set forth in Section 16 above.

     c. This Agreement shall terminate at any time upon a vote of the majority of the Directors who are not interested persons of the Fund or by a vote of the majority of the outstanding voting securities of the Fund, upon not less than 60 days prior written notice to the Distributor.

     d. The Distributor may terminate this Agreement upon not less than 60 days prior written notice to the Fund.

     Upon the termination of this Agreement, the Fund shall pay to the Distributor such compensation and out-of-pocket expenses as may be payable for the period prior to the effective date of such termination. In the event that the Fund designates a successor to any of the Distributor's obligations hereunder, the Distributor shall, at the expense and direction of the Fund, transfer to such successor all relevant books, records and other data established or maintained by the Distributor pursuant to the foregoing provisions.

     Sections  7, 8, 9, 10,  11, 12, 13, 14, 15, 17, 21, 22, 24, 25 and 26 shall survive any termination of this Agreement.

     18. Amendment. The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by the Distributor and the Fund and shall not become effective unless its terms have been approved by the majority of the Directors of the Fund or by a "vote of a majority of the outstanding voting securities" of the Fund and by a majority of those Directors who are not "interested persons" of the Fund or any party to this Agreement.

     19. Non-Exclusive Services. The services of the Distributor rendered to the Fund are not exclusive. The Distributor may render such services to any other investment company.

     20. Definitions. As used in this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," "interested person" and "affiliated person" shall have the respective meanings specified in the 1940 Act and the rules enacted thereunder as now in effect or hereafter amended.

     21. Confidentiality. The Distributor shall treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present or potential shareholders and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except as may be required by administrative or judicial tribunals or as requested by the Fund.

     22. Notice. Any notices and other communications required or permitted hereunder shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one or the other means specified in this Section 20 as promptly as practicable thereafter). Notices shall be addressed as follows:

               (a)  if to the Fund:

                    The Santa Barbara Group of Mutual Funds, Inc.
                    333 South Grand Avenue, Suite 4075
                    Los Angeles, CA 90071
                    Attention: Steven W. Arnold, President

               (b)  if to the Adviser:

                    SBG Capital Management Company, Inc.
                    333 South Grand Avenue, Suite 4075
                    Los Angeles, CA 90071
                    Attention: John P. Odell, President

               (c)  if to the Distributor:

                    Declaration Distributors, Inc.
                    555 North Lane, Suite 6160
                    Conshohocken, PA  19428
                    Attn: Terence P. Smith, President

or to such other respective addresses as the parties shall designate by like notice, provided that notice of a change of address shall be effective only upon receipt thereof.

     23. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     24. Governing Law. This Agreement shall be administered, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania to the extent that such laws are not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time.

     25. Entire Agreement. This Agreement (including the Exhibits attached hereto) contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings with respect thereto.

     26. Miscellaneous. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction. This Agreement may be executed in two counterparts, each of which shall be an original, but when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                   THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

                                   By: ______________________________________
                                       Steven W. Arnold, President


                                   SBG CAPITAL MANAGEMENT COMPANY, INC.

                                   By: ______________________________________
                                       John P. Odell, President


                                   DECLARATION DISTRIBUTORS, INC.

                                   By: ______________________________________
                                       Terence P. Smith, President

                                   SCHEDULE A

                    SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

                           PORTFOLIO AND FEE SCHEDULE

Portfolios covered by Distribution Agreement:

         The Bender Growth Fund

Fees for  distribution  and  distribution  support  services  on  behalf  of the
Portfolios:

$20,000.00

                                   SCHEDULE B

                    SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

                          DISTRIBUTION SUPPORT SERVICES


1.   Provide national broker dealer for Fund registration.

2. Review and submit for approval to the NASD all advertising and promotional materials.

3.   Maintain all books and records required by the NASD.

4. Subject to approval of Distributor, license personnel as registered representatives of the Distributor to distribute no load fund shares sponsored by the Adviser.

5.   Telemarketing services (additional cost- to be negotiated).

6. Fund fulfillment services, including sampling prospective shareholders inquiries and related mailings (additional cost- to be negotiated).

                                    EXHIBIT E

                                     FORM OF
                             SUB-ADVISORY AGREEMENT

                        INVESTMENT SUB-ADVISOR AGREEMENT
                        --------------------------------

     AGREEMENT, made this 30th day of September, 1998, between SBG Capital Management, Inc. (the "Fund Manager") on behalf of the Bender Growth Fund (the "Fund") and Robert Bender & Associates, Inc. (the "Sub-Advisor"), a California Corporation.

     WHEREAS, the Fund Manager has previously entered into an investment advisory agreement with The Santa Barbara Group of Mutual Funds, Inc. (the "Company").

     WHEREAS, the Company is a Maryland corporation authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is one of the series of the Company;

     WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended ( "Advisors Act");

     WHEREAS, the Fund Manager wishes to retain the Sub-Advisor to render investment advisory services to the Fund, and the Sub-Advisor is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund Manager and the Sub-Advisor as follows:

1.   Appointment

     The Fund Manager hereby appoints the Sub-Advisor to act as Investment Sub-Advisor to the Fund for the periods and on the terms set forth herein. The Sub-Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2.   Services as Investment Sub-Advisor

     Subject to the general supervision and direction of the Board of Directors of the Company, the Sub-Advisor will (a) manage the fund in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; (c) place purchase and sale orders on behalf of the Fund; and , (d) employ professional portfolio managers and securities analysts to provide research services to the Fund. In providing those services, the Sub-Advisor will provide the Fund with ongoing research, analysis, advice, and judgements regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Sub-Advisor will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

     The Sub-Advisor further agrees that, in performing it's duties hereunder, it will:

     f. comply with the 1940 Act and all rules and regulations thereunder, the Advisor's Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

     g.   use reasonable efforts to manage the Fund so that it will qualify, and
          continue  to  qualify,   as  a  regulated   investment  company  under
          Subchapter M of the Code and regulations issued thereunder;

     h. maintain books and records with respect to the Fund's securities transactions, render to the Board of Directors of the Company such periodic and special reports as the Board may reasonably request, and keep the Directors informed of developments materially affecting the Fund's portfolio;

     i. make available to the Fund's administrator, and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the administrator and the Company in their compliance with applicable laws and regulations. The Sub-Advisor will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request;

     j. immediately notify the Company in the event that the Sub-Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as an investment Sub-Advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Sub-Advisor further agrees to notify the Company immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Company's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3.   Documents

     The Fund has delivered properly certified or authenticated copies of each of the following documents to the Sub-Advisor and will deliver to it all future amendments and supplements thereto, if any:

     c. certified resolution of the Board of Directors of the Company authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

     d. The Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto;

     c. Exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

4.   Brokerage

     In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in section 28(e) of the Securities and Exchange Act of 1934, as amended ( the "1934 Act") provided to the Fund and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, the Sub-Advisor and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions.

5.   Records

     The Sub-Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Sub-Advisor with respect to the Fund by the 1940 Act. The Sub-Advisor further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

6.   Standard of Care

     The Sub-Advisor shall exercise its best judgment in rendering the services under this Agreement. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Fund or to its shareholders to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Sub-Advisor" shall include any officers, directors, employees, or other affiliates of the Sub-Advisor performing services with respect to the Fund.

7. In consideration of the services rendered pursuant to this Agreement, the SBG will pay the Sub-Adviser the following fees, at an annual rate as follows:

APPLICABLE ASSETS                    MANAGEMENT FEE
($000)
-----------------                    --------------

$0 - $250,000.....................        0.40%
$250,000 - $1,000,000.............        0.40%
$1,000,000 - $2,500,000...........        0.40%
$2,500,000 - $5,000,000...........        0.40%
$5,000,000 - $7,500,000...........        0.40%
$7,500,000 - $10,000,000..........        0.40%
$10,000,000 - $12,500,000.........        0.40%
Over $12,500,000..................        0.40%

This fee shall be computed and accrued daily and payable quarterly. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information in the Fund's Prospectus or Statement of Additional Information.

8.   Expenses

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commission, if any, fees of Directors of the Company who are not officers, directors, or employees of the Sub-Advisor; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Company; and any extraordinary expenses. In addition, the Fund will pay distribution fees pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

9.   Reduction of Fees or Reimbursement to the Fund

     If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Fund's administration agreement, but excluding distribution fees, interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Sub-Advisor will reduce its fees or reimburse the Fund for such excess expense in the same proportion as its advisory fee bears to the Fund's combined fee for investment advice and administration. The Sub-Advisor's obligation to reduce its fees or reimburse the Fund will be limited to the amount of its fees received pursuant to this Agreement. Such reduction in fees or reimbursement, if any, will be estimated, reconciled and, in the case of reimbursement, paid on a quarterly basis.

10.  Services to Other Companies or Accounts

     The investment advisory services of the Sub-Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as its services hereunder are not impaired thereby.

11.  Duration and Termination

     This Agreement shall become effective on October 15, 1996, in effect, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by

     (ii) the vote of a majority of the Board of Directors of the Company or,

     (iii)a vote of a "majority" (as defined in the 1940 act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on sixty (60) days written notice by the Board of Directors of the Company or by vote of holders of a majority of the Fund's shares or upon ninety (90) days written notice by the Sub-Advisor. This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

12.  Amendment

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of

     (i)  a majority of the outstanding voting securities of the Fund, and

     (ii) a majority of the Directors of the Company, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

13.  Use of Name

     It is understood that the name of Robert Bender & Associates, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Sub-Advisor and its affiliates, and that the Fund has the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to the Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such name (or derivative or logo) and shall promptly amend its Articles of Incorporation to change its name to comply herewith.

14.  Miscellaneous

     (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     (b) Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on all the Parties.

     (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of California.

     (h) If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     (i) Notices of any kind to be given to the Sub-Advisor by the Company shall be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at: Robert Bender & Associates, Inc., 525 Starlight Crest Drive, La Canada, CA 91011, Attn: Robert L. Bender, or at such other address or to such individual as shall be specified by the Sub-Advisor to the Company. Notices of any kind to be given to the Company by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to The Santa Barbara Group of Mutual Funds, Inc., 333 South Grand Avenue, Los Angeles, CA 90071, Attn: Steven W. Arnold, or at such other address or to such individual as shall be specified by the Company to the Sub-Advisor.

     IN WITNESS WHEREOF, The SBG Capital Management Company, Inc., on behalf of the Fund, and Robert Bender & Associates, Inc. have executed this Investment Sub-Advisory Agreement as of the 30th day of September, 1998, to be effective as of that date.

SBG CAPITAL MANAGEMENT, INC.                ROBERT BENDER & ASSOCIATES, INC.


--------------------------------            -------------------------------
By:  Steven W. Arnold                       By:  Robert L. Bender
Its: President                              Its: President

                                    EXHIBIT F

                 BROKERAGE COMMISSIONS PAID FOR FISCAL YEAR 1998


                 TOTAL NET ASSETS*        BROKERAGE         FEES AS %
FUND             (MILLIONS)               FEES PAID**       OF EXPENSES
--------         -----------------        -----------       -----------
BENDER***        $9,040,155                 $8,778             .0971%
STARBUCK         0.00                         NONE



*   Total Net Assets, in millions, as of March 31, 1998.
** No brokerage fees were paid solely as a result of research or other services provided to SBG or RBA
*** RBA serves as sub-adviser.

                                    EXHIBIT G

                                FEES AND EXPENSES

                                                        BENDER
                                                        ------

Fiscal Year End.................................       03/31/98
Investment Advisory Fees........................       $ 76,604
Administrator Fees..............................       $ 60,000
Custodian Fees..................................       $ 11,386
Transfer Agent Fees.............................       $ 42,419
Professional Fees...............................       $ 15,330
Director Fees...................................       $  6,770
Registration Fees...............................       $ 43,499
Distribution Fees, Class Y......................       $  4,006
Distribution Fees, Class C......................       $ 45,235
Printing Fees...................................       $  1,749
Amortization of Deferred Organizational Costs...       $  8,225
Miscellaneous Expenses..........................       $    104
--------------------------------------------------------------------------------
Total expenses before waivers & contributions          $315,327
--------------------------------------------------------------------------------
Waiver of Investment Advisory Fees                     $(76,604)
Contribution from Adviser                              $(36,355)
--------------------------------------------------------------------------------
Total Expenses, Net                                    $202,368
--------------------------------------------------------------------------------

                   Thank you for mailing your ballot promptly!
       We appreciate your continuing support and look forward to serving your future investment needs.

                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.


1.   Elect the following persons as Directors.

         (3) Steven W. Arnold, (2) Robert L. Bender, (3) John P. Odell,
       (4) John W. Svendsen, (5) William H. Phelps, (6) Harvey A. Marsh,
                     (7) Wayne Turkheimer, (8) Glory Burns

For All                          For All Except                     Withhold All
/ /                              / /                                / /

--------------------------------------------------------------------------------
To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

2. Approve or disapprove a new investment management agreement with SBG Capital Management Company, Inc. on new terms which result in a decrease in fees to the fund.

For                              Against                                 Abstain
/ /                              / /                                     / /

3.A For Class A Shareholders Only. Approve or disapprove a new Rule 12b-1 distribution plan on the same terms as the current plan.

For                              Against                                 Abstain
/ /                              / /                                     / /

3.Y For Class Y Shareholders Only. Approve or disapprove a new Rule 12b-1 distribution plan on the same terms as the current plan.

For                              Against                                 Abstain
/ /                              / /                                     / /

3.C For Class C Shareholders Only. Approve or disapprove a new Rule 12b-1 distribution plan on the same terms as the current plan.

For                              Against                                 Abstain
/ /                              / /                                     / /

4. Approve or disapprove a new distribution agreement with Declaration Distributors, Inc. on the same terms as the current agreement.

For                              Against                                 Abstain
/ /                              / /                                     / /

5. Approve or disapprove a new sub-advisory agreement with Robert Bender & Associates, Inc. on new terms which result in a decrease in fees to the fund.

For                              Against                                 Abstain
/ /                              / /                                     / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                            Date

X
--------------------------------------------------------------------------------
Signature                                                            Date

PLEASE VOTE TODAY!    PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with SBGMF. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Lisa Jo Barnes and Richard E Dinger, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held September 30, 1998, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of SBGMF which recommends a vote "FOR" all matters.